FRONT:


COMMON STOCK                                                      COMMON STOCK
   NUMBER                                                            SHARES
                           HARVEY ELECTRONICS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 417660 10 7

THIS CERTIFIES THAT


IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF

                           HARVEY ELECTRONICS, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/                                           /s/
          SECRETARY                                     PRESIDENT

                                    (SEAL)

COUNTERSIGNED AND REGISTERED:
     REGISTRAR AND TRANSFER COMPANY
               TRANSFER AGENT AND REGISTRAR

BY

                       AUTHORIZED SIGNATURE


BACK:

HARVEY ELECTRONICS, INC.

     The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --  as tenants in common
     TEN ENT  --  as tenants by the entireties
     JT TEN   --  as joint tenants with right of
                  survivorship and not as tenants
                  in common

   UNIF GIFT MIN ACT  --  .................... Custodian .....................
                                   (Cust)                        (Minor)
                          under Uniform Gifts to Minors
                          Act ................................................
                                                (State)

   Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE
                    [                                     ]

______________________________________________________________________________
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________


         _____________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ___________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.